Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2015
Acquisitions and Dispositions
3.	ACQUISITIONS AND DISPOSITIONS

Acquisition of Rave Theatres

On May 29, 2013, the Company acquired 32 theatres with 483 screens from Rave Real Property Holdco, LLC and certain of its subsidiaries, Rave Cinemas, LLC and RC Processing, LLC (collectively “Rave”) in an asset purchase for approximately $236,875 in cash plus the assumption of certain liabilities (the “Rave Acquisition”). The acquisition resulted in an expansion of the Company’s domestic theatre base into one new state and seven new markets. The transaction was subject to antitrust approval by the Department of Justice or Federal Trade Commission. The Department of Justice required the Company to agree to divest of three of the newly-acquired theatres, which occurred during August 2013 (see discussion below). The Company incurred approximately $500 in transaction costs, which are reflected in general and administrative expenses on the consolidated statement of income for the year ended December 31, 2013.

The transaction was accounted for by applying the acquisition method. The following table represents the fair value of the identifiable assets acquired and liabilities assumed as of the acquisition date:

Theatre properties and equipment	$102,977
Tradename	25,000
Favorable leases	17,587
Goodwill	186,418
Unfavorable leases	(30,718)
Deferred revenue	(6,634)
Capital lease liabilities	(61,651)
Other assets, net of other liabilities	3,896

Total	$236,875

The weighted average amortization period for the intangible assets acquired was approximately 14 years as of the acquisition date. The goodwill is fully deductible for tax purposes. The acquired theatres are reported in the Company’s U.S. segment.

The following unaudited pro forma information summarizes our results of operations as if the Rave Acquisition had occurred as of January 1, 2013:

Year Ended December 31, 2013
Total revenues	$2,777,458
Income before income taxes	$275,657

Acquisition of Other U.S. Theatres

The Company acquired two additional theatres with 30 screens during April 2013 in two separate transactions for an aggregate purchase price of approximately $22,372 in cash plus the assumption of certain liabilities. The transactions were accounted for by applying the acquisition method. The following table represents the aggregate fair values of identifiable assets acquired and the liabilities assumed as of the acquisition date:

Theatre properties and equipment	$17,524
Goodwill	17,409
Capital lease liability	(12,173)
Deferred revenue	(388)

Total	$22,372

Disposition of Three Rave Theatres

In conjunction with the Rave Acquisition, the Company was required to divest of three theatres pursuant to a Hold Separate Agreement with the Department of Justice. On July 17, 2013, the Company entered into a definitive agreement to sell these three theatres to Carmike Cinemas, Inc. The transaction was approved by the Department of Justice and closed on August 16, 2013.

Disposition of Mexico Subsidiaries

During February 2013, the Company entered into a stock purchase agreement with Grupo Cinemex, S.A. De C.V. pursuant to which the Company would sell its Mexican subsidiaries, which consisted of 31 theatres and 290 screens. The transaction was subject to approval by the Mexican Federal Competition Commission (the “Competition Commission”). During August 2013, the Competition Commission voted three to two to block the transaction and the Company filed an appeal for the Competition Commission to reconsider the sale. During November 2013, the Competition Committee approved the sale and the transaction closed on November 15, 2013. The sales price, which was paid in Mexican pesos, was approximately $126,167, based on the exchange rate at November 15, 2013. The Company recorded a pre-tax gain of approximately $3,521 on the sale during the year ended December 31, 2013.